                                                                   EXHIBIT 10.12

[CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED PORTIONS: SECTION 6.3 (IN PART); EXHIBIT A (IN
PART); EXHIBIT B (IN PART); AND EXHIBIT C (IN PART). OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                  PATHWAYS MIDWAY-CASH CARD SYSTEM AGREEMENT

This Agreement is made between The Pathways Group, Inc., a Delaware Corporation, (hereinafter PATHWAYS) and Funtastic Rides Company Inc., an Oregon Corporation, (hereinafter FUNTASTIC), for the purposes and on the terms and conditions hereafter stated:

                              ARTICLE I - RECITALS

1.1 Whereas FUNTASTIC operates a business referred to hereinafter as "CARNIVAL BUSINESS" in which FUNTASTIC provides carnival rides and midway games, shows and various food and beverage items to the public in various locations in the states of California, Oregon and Washington.

1.2 Whereas PATHWAYS has developed a cashless payment system based on smart card technology using proprietary and licensed smart card technology, owned and controlled by PATHWAYS which effectively substitutes a smart card as a "cash card" instead of cash, (Used by a customer to make the purchases of rides or participation in games or attend shows or purchase food and beverage items from FUNTASTIC), which PATHWAYS calls the Pathways Midway-Cash Card System.

1.3 Whereas FUNTASTIC has used the PATHWAYS Midway-Cash Card System, on a trial basis, has found it to perform as represented by PATHWAYS, and operational, useful and beneficial, and wishes to expand FUNTASTIC's use of the PATHWAYS Midway-Cash Card System.

1.4 Whereas FUNTASTIC has purchased from PATHWAYS a certain Pentium II Computer with certain peripherals described in Invoice 0125, dated 11/30/99, by which purchase FUNTASTIC obtained the computer server (hereinafter CPU server) to manage the operation of the PATHWAYS Midway-Cash Card System.

1.5 Whereas both parties intended and understood that the software placed on that CPU Server will be considered by both parties to be part of the

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      Pathways Midway-Cash Card System and subject to the provisions of this
      Agreement.

               ARTICLE II. AGREEMENT TO SELL AND PURCHASE ITEMS

2.1   ITEMS TO BE SOLD AND PURCHASED.
      PATHWAYS agrees to sell to FUNTASTIC, and FUNTASTIC agrees to purchase from PATHWAYS, the five kinds of items listed on the proposal of PATHWAYS to FUNTASTIC dated January 20, 2000 under the heading "Purchase Items" in that proposal, a copy of which is attached hereto, marked Exhibit A, and hereby incorporated by reference. The purchase prices will be as specified in Exhibit A.

2.2   MINIMUM PERFORMANCE SPECIFICATIONS OF ITEMS.
      Each sold item of each kind delivered to FUNTASTIC will equal or exceed the minimum performance specifications of the items of the same kind used in the pilot project by which FUNTASTIC tested the PATHWAYS Cash-Free Midway Card System referred to as the FUN CARD SYSTEM between August and November, 1999, plus the upgrade of the software as described in Exhibit C, which is incorporated herein by reference.

                      ARTICLE III. AGREEMENT TO RENT ITEMS

3.1   ITEMS TO BE RENTED; PERIOD OF RENTAL.
      PATHWAYS agrees to rent to FUNTASTIC, and FUNTASTIC agrees to rent from PATHWAYS, the two kinds of items listed on the proposal of PATHWAYS to FUNTASTIC dated January 20, 2000 under the heading "Rental Items" in that proposal, a copy of which is attached hereto, marked Exhibit A, and hereby incorporated by reference. The rental prices will be as specified in Exhibit A. The rental period shall be from March 22, 2000 through June 4, 2000 inclusive.

3.2   MINIMUM PERFORMANCE SPECIFICATIONS OF ITEMS.
      Each rented item of each kind delivered to FUNTASTIC will equal or exceed the minimum performance specifications of the items of the same kind used in the pilot project by which FUNTASTIC tested the PATHWAYS Cash-Free Midway Card System referred to as the FUN CARD SYSTEM between August and November, 1999, plus the upgrade of the software as described in Exhibit C, which is incorporated herein by reference.

3.3 AUTHORIZED PLACE OF USE OF RENTAL ITEMS; OWNERSHIP OF PATHWAYS; INSURANCE; PROTECTION OF OWNERSHIP OF PATHWAYS. PATHWAYS authorizes FUNTASTIC to use the rented items in the vicinity of the Greater San Francisco Bay area, California. FUNTASTIC hereby

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      acknowledges that PATHWAYS is the owner of all rented items rented pursuant to this Agreement, and that FUNTASTIC has obtained no option to purchase or other right to the rented items except the right to use the rented items during the rental period. FUNTASTIC agrees to insure each terminal for $500.00 and each printer for $250.00 against all risk of loss. In order to protect PATHWAYS' ownership rights in the rented equipment, PATHWAYS may need to meet certain legal requirements of California law, including the filing of certain documents signed by FUNTASTIC which acknowledge that the rented items are owned by PATHWAYS. If legal counsel for PATHWAYS concludes that such documents are reasonable and appropriate for that purpose, FUNTASTIC agrees to sign such documents for that purpose, provided such documents do not change any provision of this Agreement.

                              ARTICLE IV. - PAYMENT

4.1   PAYMENT FOR PURCHASED ITEMS.
      Payment shall be due by FUNTASTIC immediately upon delivery of each shipment of the purchased items by PATHWAYS. Delivery shall be made to

      -----------------------------------------------------------------------
            (insert designated delivery address here.)
      PATHWAYS will send an invoice to FUNTASTIC simultaneously with or before delivery of each item. FUNTASTIC shall make payment upon receipt of both the invoice and the invoiced item.

4.2   PAYMENT FOR RENTED ITEMS.
      Monthly rental payment shall be due in advance at the start of each month on the 22nd day of the month, commencing March 22, 2000, and thereafter on the 22nd day of April and May, 2000. The monthly payment due May 22 shall be prorated for the last 12 days of the rental period based on 6/15's of the monthly rental.

4.3   DEFAULT IN PAYMENT.
      If payment by FUNTASTIC has not been received within 10 days of the date due, then such payment shall be deemed in default, and PATHWAYS shall have the right to repossess the items for which payment has not been received.

    ARTICLE V. - LIMITED NON-EXCLUSIVE LICENSE OF RIGHT TO USE SOFTWARE IN
                      PATHWAYS MIDWAY CASH-FREE CARD SYSTEM

5.1 SCOPE OF LIMITED NON-EXCLUSIVE LICENSE TO USE SOFTWARE. Certain software developed and owned by PATHWAYS, essential to the operation of the Pathways Midway Cash-free Card System resides on the

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      Smart Cards, the Terminals, the Printers, and the CPU Server originally sold by PATHWAYS to FUNTASTIC for use in the PATHWAYS Midway Cash-Free Card System. PATHWAYS hereby grants to FUNTASTIC a limited non-exclusive right to use the software on the Pathways Midway Cash-free Cards, Terminals, Printers and CPU Server, which is essential to the operation of the system, but only on the properly programmed cards, terminals and CPU Server obtained by FUNTASTIC from PATHWAYS. Any other use is unauthorized and a violation of this limited license to use.

5.2   DURATION OF LICENSE.
      This license shall remain in effect until the end of the day June 4, 2000 and may be renewed or extended upon renewal or extension of the operation period of the Pathways Midway Cash-free Card System by mutual agreement of the parties on terms to be agreed upon.

                       ARTICLE VI SUPPORT AND MAINTENANCE

6.1   SOFTWARE SUPPORT AND MAINTENANCE.
      PATHWAYS will completely support the operation and maintenance of all software which PATHWAYS installed on the smart cards, the terminals, the printers and the CPU Server for the dates of operation beginning March 22, 2000 through June 4, 2000 inclusive. Such support and maintenance shall include all software upgrades during that period if any. This service shall be available seven (7) days per week, twenty-four (24) hours per day.

6.2 HARDWARE AND EQUIPMENT SUPPORT AND MAINTENANCE. PATHWAYS will support and maintain the hardware and equipment sold and/or rented as part of the Pathways Midway Cash Card System pursuant to this Agreement, including the CPU Server, for the dates beginning March 22, 2000 through June 4, 2000 inclusive. Such support shall include the supply of "hot swapped" components of the hardware and equipment by delivery pursuant to Exhibit
      B. This service shall be available seven (7) days per week, twenty-four
      (24) hours per day.

6.3 COST OF SUPPORT AND MAINTENANCE SERVICES TO FUNTASTIC. [Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Exchange Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] PATHWAYS shall issue an invoice for the monthly charge, which shall be paid by the date specified in the invoices.

6.4   EXCLUSION FROM SUPPORT AND MAINTENANCE.


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      This Support and Maintenance Agreement shall not be applicable if the software, hardware, equipment or smart cards have been used for any purpose or in any manner for which they are/were not designed or intended to be used. If, after FUNTASTIC has been informed by PATHWAYS that any item is excluded from support and maintenance because of misuse described above, and FUNTASTIC requests the support and maintenance, after being so informed, then FUNTASTIC hereby agrees to pay reasonable charges for such service and maintenance based on the rates shown in Exhibit B.

                  ARTICLE VII GENERAL TERMS AND CONDITIONS.

7.1   APPLICABILITY.
      The general terms and conditions contained in this Article shall apply to any Equipment sold, rented or replaced or software provided or serviced pursuant to this Agreement.

7.2   EXPRESS LIMITED WARRANTY.
      PATHWAYS warrants the items sold, and/or rented to FUNTASTIC and all software provided and licensed pursuant to this Agreement to be free of any manufacturing defect for a period of operation from the date of delivery to FUNTASTIC to June 4, 2000 inclusive. PATHWAYS also warrants the items sold and/or rented to FUNTASTIC and all software provided and licensed pursuant to this Agreement will meet the minimum performance specifications of the Pathways Midway-Cash Card System for the same period from date of delivery to FUNTASTIC to June 4, 2000 inclusive.

7.3   DISCLAIMER OF OTHER WARRANTIES.
      Except for those express warranties, stated in Section 7.2, PATHWAYS makes no other warranty express or implied, including but not limited to, no implied warranty of fitness for a particular use and no implied warranty of merchantability.

7.4   OCCURRENCES WHICH WILL VOID WARRANTIES.
      Any attempt to use or use of any item covered by this Agreement for any purpose for which the item was not intended shall void all warranties on the said item. In addition, and not as a limitation of the FOREGOING, if any smart card is bent or any embedded chip is removed, or its original position on the smart card is tampered with, any warranty with respect to such card shall be void.


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7.5   TAXES.
      All of the prices provided for by this Agreement are exclusive of all federal, state, municipal, or other political subdivision excise, sales, use, property, or like taxes now in force or enacted in the future and are therefore subject to increase equal to any such taxes which PATHWAYS may be required by law to collect from FUNTASTIC and remit to the taxing authority upon the sale or delivery of the Products or Services purchased or licensed hereunder. This section shall not apply to taxes based on PATHWAYS' income.

7.6   GOVERNING LAW.
      This Agreement shall be deemed to have been made in, and shall be construed pursuant to, the laws of the State of California.

7.7   AMENDMENTS.
      FUNTASTIC and PATHWAYS agree that this Agreement shall be modified only by a written agreement duly executed by persons authorized to execute agreements on behalf of FUNTASTIC and PATHWAYS.

7.8   ENTIRE AGREEMENT.
      FUNTASTIC acknowledges and agrees that this Agreement is the complete and exclusive statement of the mutual understanding of the parties and that this Agreement supersedes and replaces all previous written and oral agreements and communications relating to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties agree that the signed date of this Agreement shall be the /s/ 19th day of /s/ February, 2000.

   THE PATHWAYS GROUP, INC., and Its     Funtastic Rides Company Inc.,
   Subsidiaries and affiliates           and Its Subsidiaries and
                                         affiliates


   By: /s/ Monte P. Strohl               By: /s/ Ronald Burback
      -----------------------               ------------------------
       Monte P. Strohl                       Ronald Burback
       Senior Vice President                 Vice President
       Sales & Marketing


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                                    EXHIBIT A

January 20, 2000


FUNTASTIC PROPOSAL 2000



Outlined below are the prices we have been talking about on the phone. When we have agreed on everything I will include in an agreement.

PURCHASE ITEMS:
[Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, as amended. The omitted portion has been filed separately with the Securities and Exchange Commission.]

                                  RENTAL ITEMS
      [Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] o Rental period for San Bruno area from March 22, 2000 to June 4, 2000

                             SUPPORT AND MAINTENANCE
      [Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]

Accepted:                           Accepted:

PATHWAYS   /s/ MS                   FUNTASTIC  /s/ RB
           -------------                       -------------
            Initial                             Initial


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                                    EXHIBIT B
                        SUPPORT AND MAINTENANCE SERVICES

1.    SUPPORT AND MAINTENANCE SERVICES FOR SOFTWARE LIMITED TO CURRENT
      SOFTWARE.
      PATHWAYS provides Support Services only for the current version number and the previous version number of the Software (hereinafter, "Current Software"). Version numbering is in the format N.xx, where N is the version, and xx denotes various minor upgrades of that version. The current version number is always the version number of the most recently released Software. As an example for purposes of clarification, if the Software provided under this Agreement were version 4.04, that Software would be considered Current Software until such time as PATHWAYS released version 6.0, whereupon version 4.04 would cease to be Current Software.

2.    MANDATORY INSTALLATION OF CERTAIN FREE UPGRADES.
      PATHWAYS reserves the right to install free upgrades to the Software or the Equipment when necessary for efficient functioning of the Pathways Midway-Cash Card System. Continued provision of Support Services is contingent on FUNTASTIC permitting and cooperating with the installation of such upgrades.

3.    HOT SWAP REPAIR.
      PATHWAYS will ordinarily undertake repairs by providing field-installable replacement components to FUNTASTIC on an exchange basis. FUNTASTIC shall be responsible for on-site installation of replacement components and for the subsequent return of defective components to PATHWAYS. At PATHWAYS option, replacement components may be either new, repaired or remanufactured, provided that they meet PATHWAYS' technical specifications. This method of repair shall hereinafter be referred to as "Hot Swap" repair. FUNTASTIC agrees to pay the then current price for parts if they are not covered by a PATHWAYS warranty or Flat Fee Maintenance Agreement. All pricing of replacement components, whether under warranty, or Flat Fee Maintenance Agreement, or by invoice, is based on a discounted pricing conditional upon return of the defective component(s) to PATHWAYS. If FUNTASTIC fails to return any defective components within thirty (30) days after receipt of the replacement component, FUNTASTIC shall pay PATHWAYS based on an invoice issued by PATHWAYS for the defective part.


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4.    ON-SITE REPAIR.
      PATHWAYS will perform on-site repair and maintenance at FUNTASTIC'S request and subject to FUNTASTIC'S agreement to pay both (a) hourly fees for service and travel time of PATHWAYS personnel as set forth below and
      (b) actual travel expenses of PATHWAYS personnel.

5.    SUPPORT SERVICES FEES.
      Support Services and their associated fees are listed in the table below.

--------------------------------------------------------------------------------
Support Service                                  Charges
--------------------------------------------------------------------------------
Travel                         [Omitted based upon a request for confidential
                               treatment pursuant to Rule 24B-2 under the
                               Securities Act of 1934. The omitted portion has
                               been filed separately with the Securities and
                               Exchange Commission.]
--------------------------------------------------------------------------------
Waiting Time of PATHWAYS       [Omitted based upon a request for
support personnel              confidential treatment pursuant to Rule
                               24B-2 under the Securities Act of 1934. The
                               omitted portion has been filed separately with
                               the Securities and Exchange Commission.]
--------------------------------------------------------------------------------
On-site service of PATHWAYS    [Omitted based upon a request for confidential
supplied equipment and         treatment pursuant to Rule 24B-2 under the
hardware and/or software       Securities Act of 1934. The omitted portion has
                               been filed separately with the Securities and
                               Exchange Commission.]
---------------------------------------------------------------------------


Accepted:                           Accepted:

PATHWAYS   /s/ MS                   FUNTASTIC  /s/ RB
           -------------                       ---------------
            Initial                             Initial


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                                    EXHIBIT C
                           FUNTASTIC SOFTWARE UPGRADE

o     New pricing and discount change
[Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] o On the game terminal, there will be an option for a $.50 game instead of whole dollars
o On recharges at the ticket booth terminal, the customer balance will be displayed on the customer screen.
o     The ride ID is on the card detail report
o The customer service terminal will show a running total on the card detail printout.
o There will be a mechanism to recollect summary data from a terminal. The PC side needs to verify that the data doesn't get double-entered into the database
o In the collection program, check the venue on the manager card before collection and show the venue that the summary information is going to be downloaded to. This will eliminate the possibility of the summary date being downloaded to the wrong venue.
o     Customer side of terminal will display card empty
o     Cards need to be accepted from previous Funtastic locations


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